UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2017

Resort Savers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 10-2-4B, Jin Di Shang Tang Garden Long Hua Xin Qu Shang Tang Road Shenzhen, Guang Dong, the People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 0086-0755-23106825

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2017, Resort Savers, Inc., (“RSSV” or the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Dusun Eco Resort (2015) Sdn. Bhd., a limited liability company incorporated in Malaysia with limited liability (“Dusun Eco”), and each of Dusun Eco’s shareholders (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of Dusun Eco by acquiring from the Sellers all outstanding equity interests of Dusun Eco (the “Acquisition”).

Pursuant to the Agreement, in exchange for all of the outstanding shares of Dusun Eco, the Company will issue 400,000,000 shares of common stock of the Company (the “Exchange Shares”) to the Sellers. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of Dusun Eco prior to the Acquisition.

The Agreement contains a number of representations and warranties made by the Company, on the one hand, and Dusun Eco and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Agreement or in information provided pursuant to certain disclosure schedules to the Agreement. The representations and warranties are customary for transactions similar to the Acquisition.

The Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Agreement and the earlier of the closing of the Agreement (the “Closing”) or the termination of the Agreement in accordance with its terms, including but not limited to covenants regarding the operation of their respective businesses in the ordinary course of business, confidentiality and publicity, and no solicitation of other competing transactions.

The obligation of the parties to complete the Acquisition is subject to the fulfillment (or, in some cases, the waiver) of certain closing conditions, including but not limited to:

•	the approval of the Agreement and the transactions contemplated thereby (including the Acquisition) by the Company’s board of directors and stockholders;

•	all necessary consents from government authorities and third parties have been obtained; and

•	no adverse effect has occurred to any party as of the Closing.

A copy of the Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto.

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Item 4.01 Changes in Registrant's Certifying Accountant

a)	Dismissal of previous independent registered public accounting firm

(i)

On or about December 6, 2017 the Company received notification from the US Securities and Exchange Commission (“SEC”) that the Public Company Accounting Oversight Board (“PCAOB”) has revoked the registration of our independent registered public accounting firm, Anthony Kam & Associates Ltd.(“AKAM”). As a result of this notification, Effective December 6, 2017 the Company has dismissed Anthony Kam & Associates Ltd. as Our Company’s auditor.

(ii)

The Company engaged AKAM on July 6, 2015. During the period of July 6, 2015 to December 6, 2017 there were no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to AKAM’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

(iii)

The reports of AKAM on the financial statements of our Company's for the fiscal years ended January 31, 2017 and January 31, 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iv)	The decision to change our independent registered public accounting firm was approved by the Company’s board of directors.

(v)

During the Company’s most recent fiscal year and through December 6, 2017, the date of dismissal, (a) there were no disagreements with AKAM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AKAM would have caused it to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(vi)

The Company has not provided AKAM with a copy of this Current Report since AKAM cannot provide a response as it is no longer allowed to practice before the United States Securities and Exchange Commission.

(b)	Appointment of new independent registered public accounting firm

(i)

On December 6, 2017, our board of directors approved the engagement of WWC, Professional Corporation (“WWC”) of San Mateo, California as our new independent registered public accounting firm to audit and review the Company’s financial statements. During our two most recent fiscal years, the subsequent interim periods thereto, and through December 6, 2017, the engagement date of WWC, neither the Company, nor someone on its behalf, has consulted WWC regarding either:

(ii)

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(iii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	DESCRIPTION

10.1	Share Exchange Agreement, dated December 7, 2017, by and among the Company, Dusun Eco Resort (2015) Sdn. Bhd., and the shareholders of Dusun Eco Resort (2015) Sdn. Bhd.

___________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resort Savers, Inc.

Date: December 8, 2017	By: /s/ Zhou Gui Bin
Zhou Gui Bin,
President and Chief Executive Officer

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